Exhibit 99.1


BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:        15-Mar-00  For the Monthly Period Ending:        29-Feb-00  Days in Interest Period (30/360)         30
Determined as of:             9-Mar-00  Monthly Period                               64  Days in Interest Period (Act/360)        29

         Beginning                         Total Trust      Investor Interest   Series 1995-A   Series 1995-B      Series 1996-A
-----------------------------            ----------------   -----------------   --------------  --------------     --------------
Pool Balance (Principal)                 4,134,989,349.14
Finance Charges O/S                        158,242,981.27
Excess Funding Account                               0.00

Initial Invested Amount                                      3,860,000,000.00   380,000,000.00  380,000,000.00     500,000,000.00
Invested Amount                                              3,690,000,000.00   380,000,000.00  380,000,000.00     500,000,000.00
Class A Invested Amount                                                         357,200,000.00  357,200,000.00     465,000,000.00
Class B Invested Amount                                                          22,800,000.00   22,800,000.00      35,000,000.00

Principal Funding Account                                      119,066,666.67   119,066,666.67            0.00               0.00

Adjusted Invested Amount                                     3,570,933,333.33   260,933,333.33  380,000,000.00     500,000,000.00
Class A Adjusted Invested Amt                                                   238,133,333.33  357,200,000.00     465,000,000.00
Class B Adjusted Invested Amt                                                    22,800,000.00   22,800,000.00      35,000,000.00
Enhancement Invested Amount                                              0.00             0.00            0.00               0.00

Principal Allocation Pct                          100.00%              93.35%            9.19%           9.19%             12.09%
Principal Collections                      456,467,485.57      426,111,011.55    41,948,752.43   41,948,752.43      55,195,726.88

Floating Allocation Pct                           100.00%              91.91%            7.75%           9.19%             12.09%
Finance Charge Collections                  75,092,671.87       69,017,637.60     5,819,772.73    6,900,916.28       9,080,153.00
Defaulted Amount                            29,277,249.96       26,908,705.97     2,269,022.22    2,690,540.18       3,540,184.45

Interchange Collections                      8,014,350.95        7,365,986.00       621,121.87      736,508.15         969,089.67
Servicer Interchange                                             3,929,238.51       395,833.33      395,833.33         520,833.33

Shared Principal Collections                                   408,801,942.86             0.00   44,639,292.61      58,735,911.33

         Ending                            Total Trust      Investor Interest   Series 1995-A   Series 1995-B      Series 1996-A
-----------------------------            ----------------   -----------------   --------------  --------------     --------------
Pool Balance (Principal)                 4,064,132,311.96
Finance Charges O/S                        153,625,544.37
Excess Funding Account                               0.00

Initial Invested Amount                                      3,860,000,000.00   380,000,000.00  380,000,000.00     500,000,000.00
Invested Amount                                              3,690,000,000.00   380,000,000.00  380,000,000.00     500,000,000.00
Class A Invested Amount                                                         357,200,000.00  357,200,000.00     465,000,000.00
Class B Invested Amount                                                          22,800,000.00   22,800,000.00      35,000,000.00

Principal Funding Account                                      178,600,000.00   178,600,000.00            0.00               0.00

Partial Amortization Amount                                              0.00             0.00            0.00               0.00

Adjusted Invested Amount                                     3,511,400,000.00   201,400,000.00  380,000,000.00     500,000,000.00
Class A Adjusted Invested Amt                                                   178,600,000.00  357,200,000.00     465,000,000.00
Class B Adjusted Invested Amt                                                    22,800,000.00   22,800,000.00      35,000,000.00
Enhancement Invested Amount                                              0.00             0.00            0.00               0.00

Principal Allocation Pct                          100.00%              90.79%            9.35%           9.35%             12.30%
Floating Allocation Pct                           100.00%              87.86%            6.42%           9.35%             12.30%


         Beginning                                            Series 1997-1               Series 1997-2
-----------------------------                                 --------------              --------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                                     1,700,000,000.00              900,000,000.00
Invested Amount                                             1,530,000,000.00              900,000,000.00
Class A Invested Amount                                     1,530,000,000.00              900,000,000.00
Class B Invested Amount                                                 0.00                        0.00

Principal Funding Account                                               0.00                        0.00

Adjusted Invested Amount                                    1,530,000,000.00              900,000,000.00
Class A Adjusted Invested Amt                               1,530,000,000.00              900,000,000.00
Class B Adjusted Invested Amt                                           0.00                        0.00
Enhancement Invested Amount                                             0.00                        0.00

Principal Allocation Pct                                              41.11%                      21.77%
Principal Collections                                         187,665,471.41               99,352,308.39

Floating Allocation Pct                                               41.11%                      21.77%
Finance Charge Collections                                     30,872,520.19               16,344,275.40
Defaulted Amount                                               12,036,627.12                6,372,332.00

Interchange Collections                                         3,294,904.89                1,744,361.41
Servicer Interchange                                            1,679,238.51                  937,500.00

Shared Principal Collections                                  199,702,098.52              105,724,640.40

         Ending                                               Series 1997-1               Series 1997-2
-----------------------------                                 --------------              --------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                                     1,700,000,000.00              900,000,000.00
Invested Amount                                             1,530,000,000.00              900,000,000.00
Class A Invested Amount                                     1,530,000,000.00              900,000,000.00
Class B Invested Amount                                                 0.00                        0.00

Principal Funding Account                                               0.00                        0.00

Partial Amortization Amount                                             0.00                        0.00

Adjusted Invested Amount                                    1,530,000,000.00              900,000,000.00
Class A Adjusted Invested Amt                               1,530,000,000.00              900,000,000.00
Class B Adjusted Invested Amt                                           0.00                        0.00
Enhancement Invested Amount                                             0.00                        0.00

Principal Allocation Pct                                              37.65%                      22.14%
Floating Allocation Pct                                               37.65%                      22.14%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. Beginning Floating Allocation Percentages are based on the Adjusted Invested Amounts as of the last day of the Monthly Period preceding the current Monthly Period. Ending Floating Allocation Percentages will be used for next month's allocations.

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:        15-Mar-00  For the Monthly Period Ending:        29-Feb-00  Days in Interest Period (30/360)         30
Determined as of:             9-Mar-00  Monthly Period                               64  Days in Interest Period (Act/360)        29

                                                                   Gross Balances of
Minimum Balance Requirement                                        Accounts Delinquent:                    (%)             ($)
---------------------------                                        ---------------------                 --------     --------------
Trust Initial Invested Amount            3,860,000,000.00             30 - 59 days                         1.91%       80,731,937.50
Trust PFA                                  119,066,666.67             60 - 89 days                         1.36%       57,407,453.71
Ending Portfolio Principal Balance       4,064,132,311.96             90 days +                            3.17%      133,868,306.39
                                                                      Total 30 days +                      6.45%      272,007,697.60
Beginning Excess Funding Acct Bal                    0.00
Required Excess Funding Account Deposit              0.00
Excess Funding Account Withdrawal                    0.00
                                                                   Gross Credit Losses                     8.78%       30,251,003.98
Seller's Participation Amt (w/o EFA)       493,198,978.63          Net Credit Losses                       8.50%       29,277,249.96
Required Seller's Interest                 203,206,615.60          Discount Option Receivables                                     0
Required Excess Funding Account Balance              0.00          Discount Percentage                                         0.00%
Seller's Participation Amount              493,198,978.63          Finance Charge Billed - pool                        56,522,960.07
Seller's Interest Percentage                       12.14%          Fees Billed - pool                                   9,795,104.37
                                                                   Interest Earned on Collection Account                2,511,631.23
Fraud Losses reassigned to the Seller                0.00          Required Principal Balance                       3,860,000,000.00
                                                                   EFA + Receivables + PFA                          4,183,198,978.63
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